EXHIBIT 32



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      In connection with the Annual Report of Security Devices International
Inc. (the "Company") on Form 10-KSB for the period ending November 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), Sheldon Kales, the Chief Executive Officer, and Rakesh Malhotra, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the
            Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


February 22, 2007                   By: /s/ Sheldon Kales
                                    ------------------------------------
                                    Sheldon Kales, Chief Executive Officer


February 26, 2007                   By: /s/ Rakesh Malhotra
                                    -------------------------------------------
                                    Rakesh Malhotra, Principal Financial Officer